Method Funds

Method Smart Beta U.S. Sector Plus Fund
Ticker Symbol: MSBUX

Method Smart Beta Explorer Allocation Plus Fund
Ticker Symbol: MSBGX

Each a series of the
Starboard Investment Trust

PROSPECTUS
May 22, 2019
This prospectus contains information about the Method Funds that you should know before investing. You should read this prospectus carefully, before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor CoreCap Advisors, Inc. 27777 Franklin Road, Suite 700 Southfield, MI 48034

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning on January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at https://www.nottinghamco.com/fundpages/MethodFunds, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports, prospectuses, and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at https://www.nottinghamco.com/fundpages/MethodFunds.

TABLE OF CONTENTS
Page
FUND SUMMARIES	2
Method Smart Beta U.S. Sector Plus Fund	2
Method Smart Beta Explorer Allocation Plus Fund	8
IMPORTANT ADDITIONAL INFORMATION	14
Purchase and Sale of Fund Shares	14
Tax Information	14
Financial Intermediary Compensation	14
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS	15
Investment Objectives	15
Principal Investment Strategies for the Funds	15
Method Smart Beta U.S. Sector Plus Fund	15
Method Smart Beta Explorer Allocation Plus Fund	16
Principal Investment Risks for the Funds	18
Disclosure of Portfolio Holdings	24
Temporary Defensive Positions	24
MANAGEMENT OF THE FUNDS	25
Investment Advisor	25
Investment Sub-Advisor	25
Distributor	29
Additional Information on Expenses	29
INVESTING IN THE FUNDS	31
Purchase and Redemption Price	31
Buying or Selling Shares through an Intermediary	32
Purchasing Shares	32
Redeeming Your Shares	34
Frequent Purchases and Redemptions	37
OTHER IMPORTANT INFORMATION	38
Dividends, Distributions, and Taxes	38
Financial Highlights	39
ADDITIONAL INFORMATION	BACK COVER

METHOD SMART BETA U.S. SECTOR PLUS FUND
INVESTMENT OBJECTIVES
The Method Smart Beta U.S. Sector Plus Fund (the “Fund”) seeks long-term capital appreciation and preservation.
FEES AND EXPENSES OF THE FUND
This table describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.90%
Acquired Fund Fees and Expenses[1,2]	0.06%
Total Annual Fund Operating Expenses	2.21%
Fee Waiver and/or Expense Limitation[3]	(0.72)%
Net Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.49%
1. Estimated for current fiscal year,
2.“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements because the financial statements include only the direct operating expenses incurred by the Fund.
3. CoreCap Advisors, Inc., the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor or sub-advisor)) to not more than 1.43%, of the average daily net assets  of the Fund. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through May 31, 2020 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the advisor under the expense limitation agreement.
2

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 31, 2020.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$152	$622
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As the Funds have not yet commenced operations, there is no portfolio turnover to report.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve the Fund’s investment objective of capital appreciation and preservation of capital by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and not affiliated with the Fund (“Portfolio Funds”) that invest in domestic equity securities of any market capitalization and investment grade (rated BBB or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc. or Fitch, Inc.) fixed income securities of any maturity or duration. Under normal market conditions, the Fund will indirectly invest at least 80% of its net assets plus borrowings for investment purposes in domestic securities.
The Fund’s sub-advisor, Navellier & Associates, Inc. (“Navellier” or the “Sub-Advisor”), uses its proprietary analytical system to allow the Fund to quickly switch its exposure between equity and fixed income ETFs by measuring pivot points in the market (which are the points in time when the market is about to go up or about to go down). The analytical system indicates a buy, sell, or neutral signal based on whether the market is expected to go up, down, or it is unclear in which direction the market is heading due to volatility, respectively.
When the analytical system signals the Fund to buy, the Sub-Advisor selects the domestic equity ETFs in which to invest using its same proprietary analytical system to select the sectors in which to invest (buy, sell, or neutral signal on a sector). Once the top 2-6 sectors of the S&P 500 Index are selected, a domestic equity ETF representing that sector is selected based on the relative cost and performance of the ETF. The domestic equity ETFs in which the Fund invest have a growth bias, which means that they hold stocks of companies with above-average growth potential.
3

When the analytical system signals the Fund to be short or neutral, the Fund will shift its portfolio from equities into a diversified group of investment grade fixed income ETFs. The Sub-Advisor believes such moves help preserve capital until market conditions improve. The Sub-Advisor selects the fixed income ETFs for the Fund based on their analysis of the treasury yield curve to select what the Sub-Advisor believes to be the optimal part of treasury yield curve in order to maximize return while minimizing duration risk (the risk associated with the sensitivity of a fixed income security’s price to a one percent change in interest rates; the higher a fixed income security’s duration, the greater its sensitivity to interest rates changes and to higher volatility and risk). A yield curve is a line that plots the interest rates, at a set point in time, of fixed income securities having equal credit quality but differing maturity dates. Yield curves are used to predict changes in economic output and growth.
As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions. The Fund is considered “diversified” under the 1940 Act.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Fixed Income Risk. Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks.
Inflation Risk. Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
4

ETF Risk. The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an index ETF may not replicate exactly the performance of the benchmark index it seeks to track.
Fund of Funds Risk. The Fund operates as a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including exchange-traded funds. Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate Fund assets among them.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Growth Companies Risk. Growth companies are those whose earnings growth potential appears to be greater than that of the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies or “growth securities” have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, and dividends can help cushion stock prices in market downturns and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the portfolio of the Fund to be more volatile than the portfolio of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.
Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.
5

Management Risk. The Sub-Advisor actively manages the Fund’s investments. Consequently, the Funds are subject to the risk that the methods and analyses employed by the Sub-Advisor in this process may not produce the desired results. This could cause the Funds to lose value or its investment result to fall behind relevant benchmarks or other funds with similar objectives.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
New Fund Risk. The Fund was formed in 2018. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
Portfolio Turnover Risk. High portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund. Updated information on the Fund’s performance and results can be obtained by visiting http://www.ncfunds.com/fundpages/935.htm.
6

MANAGEMENT
Investment Advisor. CoreCap Advisors, Inc., serves as the Fund’s investment advisor.
Investment Sub-Advisor. Navellier & Associates, Inc., is the Fund’s investment sub-advisor.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Michael Garaventa, Portfolio Manager of the Sub-Advisor, and Louis Navellier, chief investment officer, chief executive officer, and chairman of the Sub-Advisor. Mr. Garaventa is the lead portfolio manager for the Fund. They have served as the Fund’s portfolio managers since the Fund’s inception in May 2019.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 15 of the prospectus.
7

METHOD SMART BETA EXPLORER ALLOCATION PLUS FUND
INVESTMENT OBJECTIVES
The Method Smart Beta Explorer Allocation Plus Fund (the “Fund”) seeks long-term capital appreciation and preservation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.90%
Acquired Fund Fees and Expenses[1,2]	0.04%
Total Annual Fund Operating Expenses	2.19%
Fee Waiver and/or Expense Limitation[3]	(0.72)%
Net Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.47%
1. Estimated for current fiscal year.
2. “Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements because the financial statements include only the direct operating expenses incurred by the Fund.
3. CoreCap Advisors, Inc., the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor or Sub-Advisor (defined below))) to not more than 1.43%, of the average daily net assets  of the Fund. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through May 31, 2020 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
8

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 31, 2020.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$150	$618
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As the Funds have not yet commenced operations, there is no portfolio turnover to report.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve the Fund’s investment objective of capital appreciation and preservation of capital by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) that invest in foreign (including emerging markets) and domestic equity securities of any market capitalization, investment grade (rated BBB or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc. or Fitch, Inc.) fixed income securities of any maturity or duration, alternative income asset classes (below investment grade fixed income securities (also known as “junk”) bonds, convertible securities, utilities, Treasury Inflation Protected Securities (TIPS), and REITs), and commodities.
The Fund’s sub-advisor, Navellier & Associates, Inc. (“Navellier” or the “Sub-Advisor”) uses its proprietary analytical system to allow the Fund to quickly switch its exposure between equity and fixed income ETFs by measuring pivot points in the market (which are the points in time when the market is about to go up or about to go down). The analytical system indicates a buy, sell, or neutral signal based on whether the market is expected to go up, down, or it is unclear in which direction the market is heading due to volatility, respectively.
When the analytical system signals the Fund to buy, the Sub-Advisor selects the equity ETFs in which to invest using its same proprietary analytical system to select the sectors in which to invest (buy, sell, or neutral signal on a sector). Once the top 2-6 sectors of the S&P 500 Index are selected, an equity ETF representing that sector is selected based on the relative cost and performance of the ETF.
9

When the analytical system signals the Fund to be short or neutral, the Fund will shift its portfolio from equities into a diversified group of investment grade fixed income ETFs. The Sub-Advisor believe such moves help preserve capital until market conditions improve. The Sub-Advisor selects fixed income ETFs for the Fund based on their analysis of the treasury yield curve to select what the Sub-Advisor believes to be the optimal part of treasury yield curve in order to maximize return while minimizing duration risk (the risk associated with the sensitivity of a fixed income security’s price to a one percent change in interest rates; the higher a fixed income security’s duration, the greater its sensitivity to interest rates changes and to higher volatility and risk). A yield curve is a line that plots the interest rates, at a set point in time, of fixed income securities having equal credit quality but differing maturity dates. Yield curves are used to predict changes in economic output and growth.
When the yield on treasuries is, in the Sub-Advisor’s opinion, too low, then the Fund will invest in ETFs that invest in other income producing securities (below investment grade fixed income securities (also known as “junk”) bonds, convertible securities, utilities, treasury inflation protected securities (“TIPS”), and REITs) based on the Sub-Advisor’s analysis of the most attractive relative opportunity.
In addition to investing in equities, fixed income, and alternative income asset classes, the Fund may invest in ETFs that invest in commodities when the Sub-Advisor believes there is a strong dollar environment.
As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions. The Fund is considered “diversified” under the 1940 Act.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Fixed Income Risk. Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Advisor to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Inflation Risk. Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Junk Bonds Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.
Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
Currency Risk.  The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.  Adverse changes in currency exchange rates relative to the U.S. dollar may diminish gains from investments denominated in a foreign currency or may widen existing losses.
10

ETF Risk. The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an index ETF may not replicate exactly the performance of the benchmark index it seeks to track.
Fund of Funds Risk. The Fund may operate as a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including exchange-traded funds. Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate Fund assets among them.
Commodities Risk. Investing in commodities may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.
Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.
11

Management Risk. The Sub-Advisor actively manages the Funds’ investments. Consequently, the Funds are subject to the risk that the methods and analyses employed by the Sub-Advisor in this process may not produce the desired results. This could cause the Funds to lose value or its investment result to fall behind relevant benchmarks or other funds with similar objectives.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
New Fund Risk. The Fund was formed in 2018. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
Portfolio Turnover Risk. High portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
REITs Risk. The Fund may invest in REITs.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.
Utilities Risk. The utilities industries can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, intense competition, natural resource conservation, and commodity price fluctuations.
12

PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund. Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/936.htm.
MANAGEMENT
Investment Advisor. CoreCap Advisors, Inc., serves as the Fund’s investment advisor.
Investment Sub-Advisor. Navellier & Associates, Inc., is the Fund’s investment sub-advisor.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Michael Garaventa Portfolio Manager of the Sub-Advisor, and Louis Navellier, chief investment officer, chief executive officer, and chairman of the Sub-Advisor. Mr. Garaventa is the lead portfolio manager for the Fund. They have served as the Fund’s portfolio managers since the Fund’s inception in May 2019.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 15 of the prospectus.

13

IMPORTANT ADDITIONAL INFORMATION
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for the Method Smart Beta U.S. Sector Plus Fund and the Method Smart Beta Explorer Allocation Plus Fund (collectively, the “Funds” and individually each a “Fund”) and all share classes is $1,000 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can purchase or redeem Fund shares from the Funds by mail, facsimile, telephone, and bank wire on any business day. Redemption orders of Fund shares by mail should be sent to the Method Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Funds at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase and redemption orders on their behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Funds’ distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) the Funds may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT
OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS
INVESTMENT OBJECTIVES
The investment objective for each Fund is listed in the table below. These investment objectives are not fundamental policies and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective takes effect.
Fund	Investment Objective
Method Smart Beta U.S. Sector Plus Fund	Long-term capital appreciation and preservation.
Method Smart Beta Explorer Allocation Plus Fund	Long term capital appreciation and preservation.

PRINCIPAL INVESTMENT STRATEGIES FOR THE FUNDS
Method Smart Beta U.S. Sector Plus Fund
The Fund seeks to achieve the Fund’s investment objective of capital appreciation and preservation of capital by investing in Portfolio Funds that invest in domestic equity securities of any market capitalization and investment grade (rated BBB or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc. or Fitch, Inc.) fixed income securities of any maturity or duration. Under normal market conditions, the Fund will indirectly invest at least 80% of its net assets plus borrowings for investment purposes in domestic securities (“80% Policy”). A company is deemed by the Sub-Advisor to be a domestic company if more than 50% of its revenues are from business activities in the U.S., and/or it is domiciled in the U.S. The Fund will look through the ETFs in which it invests to the underlying securities to determine compliance with its 80% Policy.
Navellier uses its proprietary analytical system of sine waves to allow the Fund to quickly switch its exposure between equity and fixed income ETFs by measuring “wave heights” or pivot points in the market (which are the points in time when the market is about to go up or about to go down). Sine waves are mathematical curves that are designed to indicate whether a market is trending or in a cycle mode by identifying a smooth, repetitive trend around a changing factor– in this case, the factor is a combination of major equity indexes and technical indicators. Sine waves help identify the start and finish of a trending move as well as possible shifts in the trend. Trending periods are characterized by new highs or new lows that then continue in the direction of the trend, until exhausted.
When sine waves cross, it indicates a buy, sell, or neutral signal based on whether the market is expected to go up, down, or it is unclear in which direction the market is heading due to volatility, respectively. In extremely volatile markets, the “wave heights” become too jumbled to give a clear direction, our system will issue a neutral signal.
When the analytical system signals the Fund to buy, the Sub-Advisor selects the domestic equity ETFs in which to invest using its same proprietary analytical system to select the sectors in which to invest (buy, sell, or neutral signal on a sector). Once the top 2-6 sectors of the S&P 500 Index are selected, a domestic equity ETF representing that sector is selected based on the relative cost and performance of the ETF. The domestic equity ETFs in which the Fund invest have a growth bias, which means that they hold stocks of companies with above-average growth potential.
15

When the analytical system signals the Fund to be short or neutral, the Fund will shift its portfolio from equities into a diversified group of investment grade fixed income ETFs. The Sub-Advisor believes such moves help preserve capital until market conditions improve. The Sub-Advisor selects the fixed income ETFs for the Fund based on their analysis of the treasury yield curve to select what the Sub-Advisor believes to be the optimal part of treasury yield curve in order to maximize return while minimizing duration risk (the risk associated with the sensitivity of a fixed income security’s price to a one percent change in interest rates; the higher a fixed income security’s duration, the greater its sensitivity to interest rates changes and to higher volatility and risk). For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. A yield curve is a line that plots the interest rates, at a set point in time, of fixed income securities having equal credit quality but differing maturity dates. Yield curves are used to predict changes in economic output and growth.
As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions. The Fund is considered “diversified” under the 1940 Act.
Method Smart Beta Explorer Allocation Plus Fund
The Fund seeks to achieve the Fund’s investment objective of capital appreciation and preservation of capital by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) that invest in foreign (including emerging markets) and domestic equity securities of any market capitalization, investment grade (rated BBB or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc. or Fitch, Inc.) fixed income securities of any maturity or duration, alternative income asset classes (below investment grade fixed income securities (also known as “junk”) bonds, convertible securities, utilities, Treasury Inflation Protected Securities (TIPS),  and REITs), and commodities.
Navellier uses its proprietary analytical system of sine waves to allow the Fund to quickly switch its exposure between equity and fixed income ETFs by measuring “wave heights” or pivot points in the market (which are the points in time when the market is about to go up or about to go down). Sine waves are mathematical curves that are designed to indicate whether a market is trending or in a cycle mode by identifying a smooth, repetitive trend around a changing factor– in this case, the factor is a combination of major equity indexes and technical indicators. Sine waves help identify the start and finish of a trending move as well as possible shifts in the trend. Trending periods are characterized by new highs or new lows that then continue in the direction of the trend, until exhausted.
16

When sine waves cross, it indicates a buy, sell, or neutral signal based on whether the market is expected to go up, down, or it is unclear in which direction the market is heading due to volatility, respectively. In extremely volatile markets, the “wave heights” become too jumbled to give a clear direction, our system will issue a neutral signal.
When the analytical system signals the Fund to buy, the Sub-Advisor selects the equity ETFs in which to invest using its same proprietary analytical system to select the sectors in which to invest (buy, sell, or neutral signal on a sector). Once the top 2-6 sectors of the S&P 500 Index are selected, an equity ETF representing that sector is selected based on the relative cost and performance of the ETF.
When the analytical system signals the Fund to be short or neutral, the Fund will shift its portfolio from equities into a diversified group of investment grade fixed income ETFs. The Sub-Advisor believe such moves help preserve capital until market conditions improve. The Sub-Advisor selects fixed income ETFs for the Fund based on their analysis of the treasury yield curve to select what the Sub-Advisor believes to be the optimal part of treasury yield curve in order to maximize return while minimizing duration risk (the risk associated with the sensitivity of a fixed income security’s price to a one percent change in interest rates; the higher a fixed income security’s duration, the greater its sensitivity to interest rates changes and to higher volatility and risk). For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. A yield curve is a line that plots the interest rates, at a set point in time, of fixed income securities having equal credit quality but differing maturity dates. Yield curves are used to predict changes in economic output and growth.
When the yield on treasuries is, in the Sub-Advisor’s opinion, too low, then the Fund will invest in ETFs that invest in other income producing securities (below investment grade fixed income securities (also known as “junk”) bonds, convertible securities, utilities, TIPS, and REITs) based on the Sub-Advisor’s analysis of the most attractive relative opportunity.
In addition to investing in equities, fixed income, and alternative income asset classes, the Fund may invest in ETFs that invest in commodities when the Sub-Advisor believes there is a strong dollar environment.
As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions. The Fund is considered “diversified” under the 1940 Act.
17

  PRINCIPAL INVESTMENT RISKS FOR THE FUNDS
Principal Investment Risks by Fund
Risk	Method Smart Beta U.S. Sector Plus Fund	Method Smart Beta Explorer Allocation Plus Fund
Commodities Risk		•
Convertible Securities Risk		•
Currency Risk		•
Cybersecurity Risk	•	•
ETF Risk	•	•
Fixed Income Risk	•	•
Foreign Securities and Emerging Markets Risk		•
Fund of Funds Risk	•	•
Growth Companies Risk	•
Inflation Risk	•	•
Interest Rate Risk	•	•
Junk Bonds Risk		•
Large-Cap Securities Risk	•	•
Managed Volatility Risk	•	•
Management Risk	•	•
Market Risk	•	•
New Fund Risk	•	•
Portfolio Turnover Risk	•	•
Quantitative Model Risk	•	•
REIT Risk		•
Small-Cap and Mid-Cap Securities Risk	•	•
Utilities Risk		•

Commodities Risk. The Fund’s exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
18

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities.  If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.
Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect the Fund.  The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Adverse changes in currency exchange rates relative to the U.S. dollar may diminish gains from investments denominated in a foreign currency or may widen existing losses. Currency gains and losses can occur regardless of the performance of the underlying investment.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors, and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
ETF Risk. An investment in an ETF is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests in addition to the Fund’s own fees and expenses. As a result, the cost of investing will be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) for an index ETF, the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of its corresponding index. Some ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs will be borne by the Fund.
19

Fixed Income Risk. Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. For the Method Smart Beta Explorer Allocation Plus Fund, debt instruments rated below investment grade or debt instruments that are unrated and determined by the Advisor to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
In addition, the market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund's share price and increase the Fund's liquidity risk, fund expenses, and/or taxable distributions.
Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
20

Fund of Funds Risk. Each Fund may operate as a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Funds, whose principal investment strategy involves investing in other investment companies, including exchange-traded funds.  Investments in other investment companies subject a Fund to additional operating and management fees and expenses.  Investors in the Funds will indirectly bear fees and expenses charged by the funds in which the Funds invest, in addition to the Funds’ direct fees and expenses.  The Funds’ performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate Fund assets among them.
Growth Companies Risk. Growth companies are those whose earnings growth potential appears to be greater than that of the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies or “growth securities” have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, and dividends can help cushion stock prices in market downturns and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the portfolio of the Fund to be more volatile than the portfolio of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk).  The lack of a liquid market for these bonds could decrease the Fund's share price.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Funds to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
21

Managed Volatility Risk. Techniques used by the Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.
Management Risk. The Sub-Advisor actively manages the Funds’ investments. Consequently, the Funds are subject to the risk that the methods and analyses employed by the Sub-Advisor in this process may not produce the desired results. This could cause the Funds to lose value or its investment result to fall behind relevant benchmarks or other funds with similar objectives.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Funds may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Funds’ performance per share will change daily in response to such factors.
New Fund Risk. Each Fund was formed in 2018. Accordingly, investors in a Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
Portfolio Turnover Risk. High portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. These increased trading costs and tax consequences of high portfolio turnover could adversely affect each Fund’s performance.
Quantitative Model Risk. Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.
REITs Risk. The Fund’s investments in REITs may subject the Fund to the following additional risks: declines in the value of real estate, changes in interest rates, lack of available mortgage funds or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws and regulations, casualty or condemnation losses and tax consequences of the failure of a REIT to comply with tax law requirements.  The Fund will bear a proportionate share of the REIT’s ongoing operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.
22

Small-Cap and Mid-Cap Securities Risk. The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater risk than investing in larger and more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies are usually less marketable and, therefore, more volatile than securities of larger, more established companies or the market in general.  Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth.  Small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may be more vulnerable than larger companies to adverse business or economic developments, the risk exists that the companies will not succeed, and the prices of the companies’ shares could dramatically decline in value.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Utilities Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuation approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
23

DISCLOSURE OF PORTFOLIO HOLDINGS
Additional descriptions of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Statement of Additional Information, which is available from the Funds or on the SEC’s website, www.sec.gov.
TEMPORARY DEFENSIVE POSITIONS
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When a Fund takes a temporary defensive position, that Fund may not be able to achieve its investment objective.

24

MANAGEMENT OF THE FUNDS
Investment Advisor
The Funds’ investment advisor is CoreCap Advisors, Inc., located at 27777 Franklin Road, Suite 700, Southfield, MI 48034 (the “Advisor”). The Advisor was established in 2012 and is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor manages the investment portfolio and business affairs of the Fund pursuant to an investment advisory agreement between the Trust and the Advisor, with respect to the Funds (the “Investment Advisory Agreement”).  As of December 31, 2018, the Advisor had approximately $869 million in assets under management.
The Funds’ Advisor intends to primarily utilize an investment sub-advisor in seeking the particular investment objective of each of the Funds.  The Advisor will be responsible for monitoring and overseeing the investment sub-advisor, including the monitoring of risk and the continual validation of the sub-advisor and investment strategy.
Pursuant to the Advisory Agreement, each Fund pays the Advisor an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets as set out below:
Fund	Advisory Fee
Method Smart Beta U.S. Sector Plus Fund	1.25%
Method Smart Beta Explorer Allocation Plus Fund	1.25%

Investment Sub-Advisor
The investment sub-advisor for the Funds is Navellier & Associates, Inc, located at 1 East Liberty, Suite 504, Reno, NV 89501. The Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act and manages the assets of private accounts, mutual funds, and other institutional parties, such as public plans, Taft-Harley plans, corporations, endowments, and foundations.
The Sub-Advisor serves pursuant to an investment sub-advisory agreement with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Funds and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees. As compensation for the sub-advisory services provided to the Funds, the Advisor pays the Sub-Advisor a portion of the management fee that the Advisor receives from each Fund.
Portfolio Managers. The portfolio managers are primarily responsible for the day-to-day operation of each Fund and have served in that capacity since each Fund’s inception.
Portfolio Managers. The Funds is overseen on a daily basis by Messrs. Michael Garaventa and Louis Navellier. Mr. Garaventa is the lead portfolio manager for the Fund.
25

Mr. Garaventa has been a portfolio manager at Navellier & Associates since 2002, and is responsible for all of Navellier & Associates’ quantitative research, including its Dividend, ETF, and Stock Grader databases.
Mr. Navellier founded Navellier and currently serves as its chief investment officer, chief executive officer, and chairman. He is responsible for the management of individual portfolios, mutual funds, and institutional portfolios. Mr. Navellier has served as the owner and operator of Navellier since 1987. Mr. Navellier began publishing quantitative analysis on growth stocks in 1980 and has been managing private accounts for high-net-worth individuals since 1987. Mr. Navellier received a B.S. in business administration and an M.B.A. in finance from California State University, Hayward.
The Funds’ Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of each Fund.
Pursuant to the Sub-Advisory Agreement, each Fund pays the Sub-Advisor a sub-advisory fee out of the Advisor’s advisory fees for the services it provides, payable on a monthly basis, as a percentage of the average daily net asset as set forth below.
Fund	Sub-Advisory Fee
Method Smart Beta U.S. Sector Plus Fund	0.30%
Method Smart Beta Explorer Allocation Plus Fund	0.30%

Approval of Advisory Agreement and Sub-Advisory Agreements
A discussion of the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Funds’ semi-annual report to shareholders for the period ended August 31, 2019. You may obtain a copy of the most recent semi-annual and annual reports, free of charge, upon request to the Funds.
Prior Performance for Similar Accounts The performance information shown below represents composites of the prior performance of all of the discretionary accounts (the “Composites”) managed by the Sub-Advisor having investment objectives, policies and strategies substantially similar to the applicable Fund as described below. The Navellier Tactical U.S. Equity Sector Plus featuring AlphaDEX® Wrap Composite (the “US Composite”) reflects discretionary accounts having investment objectives, policies and strategies substantially similar to the Method Smart Beta U.S. Sector Plus Fund. The Navellier Tactical Global Allocation Plus featuring AlphaDEX® Wrap Composite (the “Global Composite”) reflects discretionary accounts having investment objectives, policies and strategies substantially similar to the Method Smart Beta Explorer Allocation Plus Fund. The Sub-Advisor has prepared the historical performance shown for each composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds. The past performance of the Composites is not indicative of future rates of return, nor is that past performance an indication of future Fund performance. A Fund’s actual performance may vary significantly from the past performance of the relevant Composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings.
26

In addition, the Composites were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is shown on both a gross and net basis. The net performance results are shown net of all account expenses, including any sales loads (if applicable), which were lower than the estimated operating expenses of the Funds, so each Fund’s performance would be lower than that shown for the Composites.
27

The Composite performance is not that of the Funds, should not be interpreted as indicative of the Fund’s future performance, and should not be considered a substitute for the Fund’s performance.
	For Periods Ended 12/31/2018
	1 Year	3 Years	5 Years	Since Inception[1]
US Composite (net of account expenses2)	-1.37%	13.56%	9.71%	10.31%
US Composite (gross of expenses)	0.04%	15.20%	11.42%	12.01%
S&P 500 Index	-4.38%	9.26%	8.49%	8.88%
1. Inception date of the Composite is 12/1/2013
2. Expenses of the accounts in the Composite include management fees, custodian asset based fees, and bundled wrap fees. Management fees are negotiable, and not all accounts included in the composite are charged the same rate; however, the management fee schedule for the accounts in the Composite is generally 40 to 100 basis points. In addition, some incentive fee (10%), fixed fee, and fulcrum fee accounts are also included. Bundled fee accounts make up 100% of the composite for all periods shown. Wrap fee schedules are set by independent wrap sponsors; wrap fees generally range from 100 to 200 basis points and include custody, trading expenses, and other expenses associated with the management of the account.
	For Periods Ended 12/31/2018
	1 Year	3 Years	5 Years	Since Inception[1]
Global Composite (net of account expenses2)	-3.07%	10.02%	5.78%	5.99%
Global Composite (gross of expenses)	-1.51%	11.77%	7.49%	7.65%
Global Balanced Blended Benchmark[3]	-5.25%	5.83%	4.92%	5.31%
1. Inception date of the Composite is 11/1/2013
2. Expenses of the accounts in the Composite include management fees, custodian asset-based fees, and bundled wrap fees. Management fees are negotiable, and not all accounts included in the composite are charged the same rate; however, the management fee schedule for the accounts in the Composite is generally 40 to 100 basis points. In addition, some incentive fee (10%), fixed fee, and fulcrum fee accounts are also included. Bundled fee accounts make up 100% of the composite for all periods shown. Wrap fee schedules are set by independent wrap sponsors; wrap fees generally range from 100 to 200 basis points and include custody, trading expenses, and other expenses associated with the management of the account.
3. Global Balanced Blended Benchmark: 45% S&P 500, 25% MSCI World ex U.S., 30% U.S. Aggregate Bond Index.
28

Yearly Returns of the Composites
	2018	2017	2016	2015	2014
US Composite (net of account expenses1)	-1.37%	25.36%	18.44%	-4.15%	13.22%
US Composite (gross of expenses)	0.04%	27.16%	20.19%	-2.58%	15.29%
S&P 500 Index	-4.38%	21.83%	11.96%	1.38%	13.69%
1. Expenses of the accounts in the Composite include management fees, custodian asset based fees, and bundled wrap fees. Management fees are negotiable, and not all accounts included in the composite are charged the same rate; however, the management fee schedule for the accounts in the Composite is generally 40 to 100 basis points. In addition, some incentive fee (10%), fixed fee, and fulcrum fee accounts are also included. Bundled fee accounts make up 100% of the composite for all periods shown. Wrap fee schedules are set by independent wrap sponsors; wrap fees generally range from 100 to 200 basis points and include custody, trading expenses, and other expenses associated with the management of the account.
	2018	2017	2016	2015	2014
Global Composite (net of account expenses1)	-3.07%	18.94%	15.51%	-5.48%	5.21%
Global Composite (gross of expenses)	-1.51%	20.89%	17.28%	-4.02%	7.06%
Global Balanced Blended Benchmark[2]	-5.25%	16.80%	7.11%	0.36%	6.85%
1. Expenses of the accounts in the Composite include management fees, custodian asset based fees, and bundled wrap fees. Management fees are negotiable, and not all accounts included in the composite are charged the same rate; however, the management fee schedule for the accounts in the Composite is generally 40 to 100 basis points. In addition, some incentive fee (10%), fixed fee, and fulcrum fee accounts are also included. Bundled fee accounts make up 100% of the composite for all periods shown. Wrap fee schedules are set by independent wrap sponsors; wrap fees generally range from 100 to 200 basis points and include custody, trading expenses, and other expenses associated with the management of the account.
2. Global Balanced Blended Benchmark: 45% S&P 500, 25% MSCI World ex U.S., 30% U.S. Aggregate Bond Index
DISTRIBUTOR
Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares.  The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.
ADDITIONAL INFORMATION ON EXPENSES
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with each Fund under which it has agreed to waive or reduce its fees and assume other expenses of each Fund, if necessary, in an amount that limits each Fund's annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser) ) to not more than 1.43% of the average daily net assets of the Fund.
29

Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through May 31, 2020, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
30

INVESTING IN THE FUNDS
PURCHASE AND REDEMPTION PRICE
Determining a Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of the NAV after an order is received by a Fund or its designated agent in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  A Fund’s NAV per share is calculated by dividing the value of that Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  The NAV per share of a Fund is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange.  The Funds do not calculate NAV on business holidays when the New York Stock Exchange is closed.
The pricing and valuation of portfolio securities is determined in good faith by either a valuation committee, the Advisor, or the Sub-Advisor in accordance with procedures established by, and under the direction of, the Board. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third-party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value in good faith by either the Funds’ respective valuation committees, the Advisor, or the Sub-Advisor in accordance with procedures established by, and under the supervision of, the Board. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation.
Pursuant to policies adopted by the Board, the Advisor or the Sub-Advisor consults with the Funds’ administrator on a regular basis regarding the need for fair value pricing.  The Advisor or Sub-Advisor is responsible for notifying the Board (or a Fund’s valuation committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of the Funds’ NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using that Fund’s normal pricing procedures.  To the extent a Fund invests in other open-end investment companies that are registered under the 1940 Act, that Fund’s NAV calculations are based upon the NAV reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
31

Other Matters.  Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Funds.
BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form. Orders received in good form by the financial intermediary before 4:00 p.m. Eastern Time will receive a share price based on that day’s NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day’s NAV.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of a Fund.
PURCHASING SHARES
Purchases can be made from the Funds by mail, facsimile, telephone, or bank wire.  In addition, brokers that are authorized designees of the Funds may receive purchase and redemption orders on behalf of the Funds. These designated brokers are also authorized to designate other financial intermediaries to receive orders on behalf of the Funds. Such orders will be deemed to have been received by a Fund when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee. Orders received in good form before 4:00 p.m. Eastern Time will receive a share price based on that day’s NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day’s NAV.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Funds reserve the right to (i) refuse any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.  An investor that has placed a purchase order will be notified as soon as possible in such circumstances.
Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Funds.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by a Fund and its administrator and transfer agent. The Funds will charge a $35 fee and may redeem shares of a Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to such Fund, to:
32

The Method Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
The application must contain your Social Security Number or Taxpayer Identification Number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number.  Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Fund(s) of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current NAV.  The minimum additional investment is $50 ($50 under an automatic investment plan).  Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Fund(s) of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, a Fund(s) will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.
Exchange Feature. You may exchange shares of the Funds for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of the same class of any other series of the Trust at the net asset value. Prior to making an investment decision or providing your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.
The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.
Share Certificates.  The Funds normally do not issue share certificates.  Evidence of ownership of shares is provided through entry in each Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.
33

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor.  The Funds may also ask to see the driver’s license or other identifying documents of the investor. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened, and the investor’s money will not be invested until the Funds receive this required information. In addition, if after opening the investor’s account the Funds are unable to verify the investor’s identity after reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Funds close an investor’s account because the Funds could not verify the investor’s identity, the Funds will value the account in accordance with the next NAV calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.
REDEEMING YOUR SHARES
The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, in-kind, from proceeds from the sale of additional Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. The Funds may also suspend redemptions, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed, trading is restricted by the SEC, or the SEC declares that an emergency exists. Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.
34

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:
The Method Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
Regular mail redemption requests should include the following:
(1)
Your letter of instruction specifying the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit-sharing plans, and other entities.
Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1) Name of Fund;
(2) Shareholder name and account number;
(3) Number of shares or dollar amount to be redeemed;
(4) Instructions for transmittal of redemption proceeds to the shareholder; and
(5) Shareholder signature as it appears on the application on file with the Fund.
Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by sending a letter with your new redemption instructions to the Funds.  See “Signature Guarantees” below.
The Funds, in their discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.
35

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds.  Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Funds to be genuine. The Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.
Systematic Withdrawal Plan.  A shareholder who owns shares of a Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, that Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash.  Call or write the Funds for an application form.
Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the shareholder brings his account NAV up to at least $1,000 during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem its shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Funds. The securities will be chosen by the Funds, may be either a pro rata payment of each of the securities held by the Funds or a representative sample of securities, and will be valued at the same value assigned to them in computing the Funds’ NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash, and may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at that Fund’s election.
Signature Guarantees.  To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.
36

FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions of Fund shares by a shareholder, known as frequent trading, present a number of risks to a Fund’s other shareholders. These risks include dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for some of the portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent trading may also increase portfolio turnover, which may in turn result in increased capital gains taxes for shareholders.
The Board has adopted a policy that is intended to discourage frequent trading by shareholders. The Funds do not accommodate frequent trading. Under the adopted policy, the Funds’ transfer agent provides a daily record of shareholder trades to the Advisor. The Funds’ transfer agent also monitors and tests shareholder purchase and redemption orders for frequent trading. The Advisor has the discretion to limit investments, by refusing further purchase and exchange orders, from a shareholder that the Advisor believes has a pattern of trades not in the best interests of the other shareholders.  In addition to this discretionary policy, a Fund will also limit investments from any shareholder account that, on two or more occasions during a 60-calendar day period, purchases and redeems shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000.  In the event such a purchase and redemption pattern occurs, the shareholder account and any other account with the same taxpayer identification number will be precluded from investing in such Fund for at least 30 calendar days after the second redemption transaction.
The Funds and Advisor intend to apply this policy uniformly, except that the Funds may not be able to identify or determine that a specific purchase or redemption is part of a pattern of frequent trading or that a specific shareholder is engaged in frequent trading, particularly with respect to transactions made through omnibus accounts or accounts opened through financial intermediaries such as broker-dealers and banks. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership and to purchase, redeem, and exchange Fund shares without the identity of the individual shareholders being immediately known to the Funds.  Like omnibus accounts, accounts opened through financial intermediaries normally permit shareholders to purchase, redeem, and exchange Fund shares without the identity of the shareholder being immediately known to the Funds.  Consequently, the ability of the Funds to monitor and detect frequent trading through omnibus and intermediary accounts is limited, and there is no guarantee that the Funds can identify shareholders who might be engaging in frequent trading through these accounts or curtail such trading.
37

In addition, this policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute frequent trading, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where a shareholder unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error).  The shareholder shall have the burden of proving to the sole satisfaction of the Advisor that a purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and exchange orders from such shareholder.
OTHER IMPORTANT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Funds’ Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.
Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Funds. The Funds distribute their net realized capital gains, if any, to shareholders annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Funds will not be taxed on the amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
As with all mutual funds, the Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to back-up withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.
38

FINANCIAL HIGHLIGHTS
Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.
39

Additional Information

Method Smart Beta U.S. Sector Plus Fund
(Ticker: MSBUX)

Method Smart Beta Explorer Allocation Plus Fund

(Ticker: MSBGX)

For more information visit www.ncfunds.com or call 1-800-773-3863
Copies of the Prospectus, SAI, and recent shareholder reports can be found on our website at www.ncfunds.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds’ investments will be available in the annual and semi-annual reports to shareholders. The annual reports will include discussions of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
The Funds’ Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:
Call:	1-800-773-3863 (toll free) Monday through Friday, 8:30 a.m. to 5:00 p.m. (Eastern time)
Email:	shareholders@ncfunds.com
Web:	www.ncfunds.com
Write:	The Method Funds 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No.: 811-22298

STATEMENT OF ADDITIONAL INFORMATION
The Method Funds

CoreCap Advisors, Inc. 27777 Franklin Road, Suite 700 Southfield, MI 48034
Method Smart Beta U.S. Sector Plus Fund Institutional Class Shares MSBUX	Method Smart Beta Explorer Allocation Plus Fund Institutional Class Shares MSBGX

May 22, 2019

Each a series of the
Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Telephone 1-800-773-3863

This Statement of Additional Information is meant to be read in conjunction with the prospectus for the Method Funds, dated May 17, 2019, and is incorporated by reference in its entirety into the prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Method Funds should be made solely upon the information contained herein. Copies of the Method Funds’ prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Method Funds’ prospectus.

TABLE OF CONTENTS
Page
GENERAL INFORMATION	2
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	14
PORTFOLIO TRANSACTIONS	16
DESCRIPTION OF THE TRUST	17
MANAGEMENT AND OTHER SERVICE PROVIDERS	18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	27
SPECIAL SHAREHOLDER SERVICES	28
DISCLOSURE OF PORTFOLIO HOLDINGS	29
NET ASSET VALUE	31
ADDITIONAL TAX INFORMATION	31
FINANCIAL STATEMENTS	34
APPENDIX A – DESCRIPTION OF RATINGS	35
APPENDIX B – PROXY VOTING POLICIES	38

GENERAL INFORMATION
Starboard Investment Trust (“Trust”) was organized on May 13, 2009, as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Method Smart Beta U.S. Sector Plus Fund and the Method Smart Beta Explorer Allocation Plus Fund (each a “Fund” and collectively, “Funds”) are separate, diversified series of the Trust.
The Fund’s investment advisor is CoreCap Advisors, Inc. (the “Advisor” or “CoreCap”). The Funds’ sub-advisor is Navellier & Associates, Inc. (the “Sub-Advisor”).
This Statement of Additional Information (“SAI”) describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective and policies. It should be read in conjunction with each Funds’ current prospectus, dated the same date as this SAI, as supplemented from time to time (the “Prospectus”).
Investments in the Funds are not:
•	Deposits or obligations of any bank;
•	Guaranteed or endorsed by any bank; or
•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency.
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
The Prospectus describes each Fund’s investment objective and principal investment strategy, as well as the principal investment risks of each Fund.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that a Fund’s investment program will be successful.  Investors should carefully review the descriptions of a Fund’s investments and their risks described in the Fund’s Prospectus and this SAI.
The following descriptions and policies supplement those descriptions and include descriptions of certain types of investments that may be made by a Fund but are not principal investment strategies of the Fund.  Any investment type not also described in the Prospectus is not a principal investment strategy of the applicable Fund nor a principal investment risk of such Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which a Fund may invest.  Appendix B contains copies of the Advisor’s Proxy Voting Policy and Procedures, and the Proxy Voting Policy and Procedures of each Sub-Advisor who votes proxies.
Common Stocks.  The equity portion of a Fund’s portfolio may include common stocks traded on domestic securities exchanges.  Prices of common stocks in which that Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all common stocks, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.
Investment Companies.  Investments in securities of other investment companies involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Funds will be prevented from: 1) purchasing more than 3% of an investment company's (including exchange-traded funds (“ETFs”) outstanding shares; 2) investing more than 5% of a Fund's assets in any single such investment company; and 3) investing more than 10% of a Fund's assets in investment companies overall; unless: (i) the underlying investment company and/or the applicable Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.  In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”), for funds of funds. In addition to ETFs, the Fund may invest in other investment companies, including open-end mutual funds or exchange-traded closed-end funds, within the limitations described above. Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure.  These risks include the following:

Multiple Layers of Fees.  By investing in other investment companies indirectly through the Funds, prospective investors will directly bear the fees and expenses of the Funds’ Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in the Funds.
Lack of Transparency.  The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor.  The Funds have no control over the risks taken by the underlying investment companies in which they invest.
Valuation of Investment Companies.  Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Funds’ investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers.  In the event that such valuations prove to be inaccurate, the net asset value (“NAV”) of the Funds could be adversely impacted and an investor could incur a loss of investment in the Funds.
Illiquidity of Investments by and In Other Investment Companies.  The market prices, if any, for securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, the Funds may not be able to redeem their interests in other investment companies’ securities that they have purchased in a timely manner.  If adverse market conditions were to develop during any period in which the Funds are unable to redeem interests in other investment companies, the Funds may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.
Lack of Control.  Although the Funds and the Advisor will evaluate regularly each portfolio fund (“Portfolio Fund”) to determine whether such Portfolio Fund’s investment program is consistent with each respective Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  Even though each Portfolio Fund is subject to certain constraints, the investment advisor to each such Portfolio Fund may change aspects of their investment strategies at any time.  The Advisor will not have the ability to control or influence the composition of the investment portfolio of any Portfolio Fund.
Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities.  As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments.  Thus, the Funds’ portfolios (and by extension the value of an investment in the Funds) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.
Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of the Funds’ investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.
Exchange Traded Funds. Each Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.
When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.
To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Funds may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Funds may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.
 To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.
ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.
Equity Securities.  The equity portion of a Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of each Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and warrants.  Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Market declines may continue for an indefinite period and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised.  As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Foreign Investment Risk.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as "Brexit." There is significant market uncertainty regarding Brexit's ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.
Fixed-Income Securities.  Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the Funds or other investment companies in which the Funds invest may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  High yield bonds are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies.  The Funds may invest directly in unrated securities or indirectly through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:
Sensitivity to Interest Rate and Economic Change.  The economy and interest rates affect high yield securities differently than other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.
Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund or an investment company in which a Fund invests, as applicable, would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets.  If a Fund or an investment company in which a Fund invests, as applicable, experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the Funds, or the investment companies in which the Funds, invest to accurately value high yield bonds and may hinder their ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.
Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund, or an investment company in which a Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund or an investment company in which the Fund invests, as applicable, can meet redemption requests.
High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities.  The Funds, or the investment companies in which the Funds invest, will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  The payment of principal and interest on most fixed-income securities purchased by the Fund, or an investment company in which a Fund invests, will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.
The ratings of S&P, Moody’s, and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.
Money Market Instruments.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds or an investment company acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.
U.S. Government Securities and U.S. Government Agency Securities.  U.S. Government securities and U.S. Government Agency securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA), and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Funds’ shares.

Municipal Securities. Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. The municipal securities include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds formerly issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, including the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected, or their obligations may be found to be invalid or unenforceable.
Debentures.  A debenture is long-term, unsecured debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they cannot guarantee debt with assets (government assets are public property). The principal risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid.  While the Funds will not invest directly in debentures as a principal investment strategy, the Funds may invest in all types of debentures, including corporate and government debentures, directly or indirectly through investments in shares of other investment companies.
Mortgage-Backed and Asset-Backed Securities.  Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies and government-related organizations, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Funds or investment companies in which the Funds invest, as applicable, will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund or an investment company in which a Fund invests purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, are not subject to the Funds’ industry concentration restrictions because securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are excluded from the restriction.  Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
Real Estate Securities.  The Funds or investment companies in which the Funds invest may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities including publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development.  A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests in income producing real estate or real estate loans or interests.  Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:  possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent.  Equity REITs invest the majority of their assets directly in real property and derive income from the collection of rents.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).
REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.  Investing in REITs involves risks similar to those associated with investing in small capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Derivative Instruments.  Options, futures, and other forms of financial derivatives specifically described below, the investments involve risks different from direct investments in the underlying securities. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. Unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions.  Derivatives may magnify the Funds’ gains or losses, causing it to make or lose substantially more than it invested.

The Funds may invest in derivative instruments for both speculative and hedging purposes.  These investments can be made as a substitute for taking a direct position in the underlying asset or as part of a strategy that is intended to reduce the exposure of the Funds to various risks.  To the extent that the Funds invests directly in financial derivatives, the Funds will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC, including SEC Release 10666, that require the Fund to segregate assets or otherwise “cover” its positions in a manner that limits the Fund’s risk of loss.
When used for hedging purposes, increases in the value of the securities the Funds hold or intend to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Funds to greater risks.
The Funds’ ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Funds are hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Funds’ prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Funds may lose money, or may not make as much money as it expected.
Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:
•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.
Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds.  A currency hedge should protect a yen-denominated security from a decline in the yen but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.
Before a futures contract or option is exercised or expires, the Funds can terminate it only by entering into a closing purchase or sale transaction.  Moreover, the Funds may close out a futures contract only on the exchange the contract was initially traded.  Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, the Funds may not be able to close out a position.  In an illiquid market, the Funds may:
•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:
•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.
If the Advisor incorrectly predicts securities market and interest rate trends, the Funds may lose money by investing in derivatives.  If the Funds were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Funds could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Funds were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Funds could be required to purchase the security upon exercise at a price higher than the current market price.
Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Funds and they may lose more than it originally invested in the derivative.
If the price of a futures contract changes adversely, the Funds may have to sell securities at a time when it is disadvantageous to do so to meet their minimum daily margin requirement.  The Funds may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.
The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:
•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.
Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.
Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.
The regulation of swaps and futures transactions in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since each Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared over-the-counter (“OTC”) derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin a Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.
The SEC has also issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy. These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for a Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result.
Short Sales.  A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.  When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.
Options.  The purchase and writing of options involves certain risks.  During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when an option position is closed out.  Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.

A Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  A written call option creates a potential obligation to sell the underlying security.  In order to make sure that this obligation can be met, a Fund could: (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security.  A written put option creates a potential obligation to buy the underlying security.  In order to make sure that this obligation can be met, a Fund could: (i) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (ii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.
If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (CFTC). No purchase price is paid or received when the contract is entered into.  Instead, the Funds, or investment companies in which the Funds invest, upon entering into a futures contract (and to maintain the open positions in futures contracts), would be required to deposit with their custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) such that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract such that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds or investment companies in which the Funds invest.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Funds are expected to earn interest income on initial and variation margin deposits.

The Funds and investment companies in which the Funds invest will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Funds and investment companies in which the Funds invest will usually be liquidated in this manner, the Funds and investment companies in which the Funds invest may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if a Fund “covers” a long position.  For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).
Swaps.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another.  The parties agree to exchange to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (the notional value of the agreement) with the payments calculated with reference to a specified asset, reference rate, or index.  Swaps allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.  For purposes of calculating the NAV, the Funds will price swaps at their market value based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
The Funds may use swaps for both speculative and hedging purposes.  Swaps can be used as part of a strategy that is intended to reduce a Fund’s exposure to various risks or as a substitute for taking a direct position in the underlying asset.  The Funds may use swaps to limit or manage exposure to fluctuations in interest rates, currency exchange rates, or potential defaults by credit issuers.  The Funds may also attempt to enhance returns by investing in total return swaps.  A total return swap provides a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  For example, the Fund may agree to pay a counterparty the total return earned or realized on the notional amount of a particular stock and any dividends declared with respect to that stock. In return, the Fund would make payments based on the notional amount calculated at the specified rate and would be required to pay amounts resulting from a decline in the value of the stock.
Most swaps provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the Fund and the counterparty. During the term of a swap, the Fund is usually required to pledge to the counterparty, from time to time, an amount of cash or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments.
Since a swaps transaction can result in a loss greater than the amount invested, the Funds will comply with guidance from the staff of the SEC regarding asset coverage requirements, including Investment Company Act Release No. 10666 (Apr. 18, 1979), that require a Fund to segregate assets or otherwise “cover” its positions in a manner that limits the Fund’s risk of loss.  In particular, each Fund will ensure that its potential obligations with respect to the swap will be met by segregating liquid assets (which can be cash, U.S. Government securities, and other liquid debt or equity securities) on the Fund’s books or in a segregated account at the Fund’s custodian.  For swaps that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of swaps, the segregated amount is the notional value of the contract.

The use of swaps subjects the Funds to the risk of default by the counterparty.  A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction, although bankruptcy and insolvency laws could affect a Fund’s rights as a creditor.   Additionally, the use of credit default swaps can result in losses if the Advisor does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.
Because swaps are two-party contracts, they may subject the Funds to liquidity risk. If a swap is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swaps they trade. Participants could refuse to quote prices for swaps or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell.
Swaps are highly specialized instruments, and their use involves investment techniques and risks different from those associated with other traditional investments. The use of swaps requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Whether the Funds will be successful in using swaps to achieve its investment goals depends on the ability of the Advisor to correctly forecast future market trends or the values of assets, reference rates, indexes, or other economic factors when establishing swap positions.
Liquidity Impact of Margin and Segregation Requirements.  Although the Funds will segregate cash and liquid assets in an amount sufficient to cover its open obligations with respect to written options and short sales, the segregated assets will be available to the Funds immediately upon closing out the positions, while settlement of securities transactions could take several days. However, because the Funds’ cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Funds’ returns could be diminished due to the opportunity losses of foregoing other potential investments.
Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds.  High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains.  If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.
Temporary Defensive Positions.  The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Funds may hold up to 100% of their portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Funds take a temporary defensive position, the Funds may not be able to achieve their investment objectives.
INVESTMENT LIMITATIONS
Fundamental Investment Restrictions. The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.
As a matter of fundamental policy, each Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws;
(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that each Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);

(6)
Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts, or options), except that the Funds may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the CFTC, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

(7)	Make investments for the purpose of exercising control or management over a portfolio company;
(8)
Make loans, provided that each Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9)
With respect to 75% of its total assets, each Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(10)
Concentrate its investments. Each Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of each Fund’s total assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.
The Funds are allowed to pledge, mortgage, or hypothecate assets up to the amounts allowable under the 1940 Act, which presently allows an investment company to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
For purposes of each Fund’s concentration policy, if a Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry.  In determining the exposure of each Fund to a particular industry for purposes of the fundamental investment restriction on concentration, the Funds currently use Standard & Poor’s Global Industry Classification Standard (GICS) in order to classify industries.
With respect to the fundamental investment restrictions above (other than those involving senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

With respect to the Funds that principally invest in unaffiliated investment companies, neither the Funds nor the Advisor will have control or influence over the activities of the unaffiliated investment companies. While other investment companies are subject to certain constraints of the 1940 Act, the investment limitations of the other investment companies in which each Fund invests may differ from those of the Fund.
Non-Fundamental Policies. The following investment policies are not fundamental and may be changed without shareholder approval:
The Funds will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities.
Under normal market conditions, the Method Smart Beta U.S. Sector Plus Fund will indirectly invest at least 80% of its net assets plus borrowings for investment purposes in domestic securities.
PORTFOLIO TRANSACTIONS
Subject to the general supervision of the Board of Trustees (the “Board” or the “Trustees”), the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.  The Advisor shall manage the Funds’ portfolios in accordance with the terms of the investment advisory agreement by and between the Advisor and the Trust on behalf of the Funds (the “Investment Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment advisor for a number of client accounts, including the Funds.  Investment decisions for each Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.
Brokerage Selection. The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.
Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.
The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds.  Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Funds.

The Funds may invest in securities traded in the over-the-counter market.  In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.
The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds’ interest.
Aggregated Trades. While investment decisions for the Funds are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Funds.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.
Portfolio Turnover.  The annualized portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Funds may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Funds due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.
DESCRIPTION OF THE TRUST
The Trust, which is a statutory trust organized under Delaware law on May 13, 2009, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of 17 series. The shares of some series are divided into classes, which are described in the Prospectus of each such series.  Additional series and/or classes may be created from time to time.  The number of shares of each series in the Trust shall be unlimited.  When issued for payment as described in the Funds’ Prospectus and this SAI, shares of the Funds will be fully paid and non‑assessable and shall have no preemptive rights.  The Trust normally does not issue share certificates.
In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.
Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series‑by‑series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted a Rule 18f-3 Multi-class Plan for certain series that contain the general characteristics of and conditions under which such series may offer multiple classes of shares.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.
Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.
The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of share-holders.
The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
MANAGEMENT AND OTHER SERVICE PROVIDERS
The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds, review performance of the Advisor and the Funds, and oversee activities of the Funds.  This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.
Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. The Trustees in the following table who are not “interested” persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”) are indicted as such.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	17
Independent Trustee of the Brown Capital Management Mutual Funds for all its series, Hillman Capital Management Investment Trust for all its series, Centaur Mutual Funds Trust for all its series, Chesapeake Investment Trust for all its series, Leeward Investment Trust for all its series, and WST Investment Trust for all its series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	17
Independent Trustee of World Funds Trust for all its series, Chesapeake Investment Trust for all its series, DGHM Investment Trust for all its series, Leeward Investment Trust for all its series and Hillman Capital Management Investment Trust for all its series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	17	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	17	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Robert G. Schaaf Date of Birth: 09/1988	Secretary	Since 09/18	General Counsel of The Nottingham Company since 2018; Daughtry, Woodard, Lawrence & Starling (08/2015 – 01/2018); JD/MBA Candidate, Wake Forest University (07/2011 – 05/2015).	n/a	n/a

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a
The Board met four times during the fiscal year ended February 28, 2019.
Board Structure.  The Trust’s Board includes four Independent Trustees. Mr. Speed, Jr. serves as the Independent Chairman of the Board.  The Board has established three standing committees: an Audit Committee, a Governance Committee, a Fair Valuation Committee, and a Nominating Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters.  These standing committees are comprised entirely of the Independent Trustees. Other information about these standing committees is set forth below. The Board has determined that the Board’s structure is appropriate given the characteristics, size, and operations of the Trust. The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management. The Board reviews its structure annually.
With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent, and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function. When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third-party service providers, legal counsel, or independent public accountants to address matters arising between regular board meeting or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.
Qualification of Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee his status as an Independent Trustee.
In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee. Mr. Mosley has had business experience as an owner of a real estate company.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as senior partner of a financial consulting company, as a partner of a real estate partnership and as an account administrator for a money management firm.  Mr. Speed also has experience as an investor as trustee of several other investment companies and business experience as president and CEO of an insurance company and as president of a company in the business of consulting and private investing.  Mr. Strandberg also has investment experience as a former trustee of another investment company and business experience as president of an insurance and property management company.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.
Trustee Standing Committees.  The Trustees have established the following standing committees:
Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met eight times during the fiscal year ended February 28, 2019.
Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the fiscal year ended February 28, 2019. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.
Fair Valuation Committee.  An Independent Trustee and a representative of the advisor are members of the Fair Valuation Committee. The Fair Valuation Committee has the authority to determine the fair value of specific securities under the methods established by the adopted Guidelines for Valuing Portfolio Securities. The Fair Valuation Committee meets only as necessary. The Fair Valuation Committee met 35 times during the fiscal year ended February 28, 2019.
Governance Committee. The Independent Trustees are the current members of the Governance Committee. The Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.  The Governance Committee met once during the fiscal year ended February 28, 2019.
Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2018, and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.
Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
James H. Speed, Jr.	Method Smart Beta U.S. Sector Plus Fund	A
	Method Smart Beta Explorer Allocation Plus Fund	A
A
Theo H. Pitt, Jr.	Method Smart Beta U.S. Sector Plus Fund	A
	Method Smart Beta Explorer Allocation Plus Fund	A
A
Michael G. Mosley	Method Smart Beta U.S. Sector Plus Fund	A
	Method Smart Beta Explorer Allocation Plus Fund	A
A

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
J. Buckley Strandberg	Method Smart Beta U.S. Sector Plus Fund	A
	Method Smart Beta Explorer Allocation Plus Fund	A
A
Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2018, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor (defined below), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.
Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per fund each year, but may receive up to an additional $500 per Fund per special meeting in the event that special meetings are held. This amount may be paid pro rata in the event that a Fund closes during the fiscal year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. The following compensation is based on estimated figures for the fiscal year ended February 28, 2019.  Each of the Trustees serves as a Trustee to all series of the Trust, including the Funds.
Name of Trustee	Aggregate Compensation From each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Independent Trustees
Michael G. Mosley	$2,000	None	None	$32,500
Theo H. Pitt, Jr.	$2,000	None	None	$32,500
James H. Speed, Jr.	$2,000	None	None	$32,500
J. Buckley Strandberg	$2,000	None	None	$32,500
Codes of Ethics.  The Trust, Advisor, and Distributor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust, Advisor, and Distributor to invest in securities held by the Funds, subject to certain restrictions and pre-approval requirements.  In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.
Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s CCO is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.
Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor or Sub-Advisor the authority to vote proxies for the Funds, subject to oversight by the Trustees.  Copies of the Advisor’s Proxy Voting Policy and Procedures, and the Proxy Voting Policy and Procedures of the Sub-Advisor who votes proxies are included as Appendix B to this SAI.  No later than August 31st of each year, the Funds will file Form N-PX stating how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Funds at 1-800-773-3863 and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities.  As of the date of this SAI, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding share of each class of the FundsShareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders. As of the date of this SAI, no person is known by the Trust to be the record or beneficial owner of more than 5% of the outstanding shares of any class of the Funds.
Investment Advisor.  The Funds’ Advisor is CoreCap Advisors, Inc., located at 27777 Franklin Road, Suite 700, Southfield, MI 48034. The Advisor supervises the Funds’ investments pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement is effective for an initial two year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Funds’ outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement is terminable without penalty by the Trust upon 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by the respective Advisor. The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.
Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from its reckless disregard of its duties and obligations under the Investment Advisory Agreement.
As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each Fund’s average daily net assets calculated at the annual rates shown below:
Fund	Advisory Fee
Method Smart Beta U.S. Sector Plus Fund	1.25%
Method Smart Beta Explorer Allocation Plus Fund	1.25%

Expense Limitation Agreement.  In the interest of limiting expenses of the Funds, the Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.43% of the average daily net assets of the Funds. The Expense Limitation Agreements run through May 31, 2020 and may be terminated by the Board at any time. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Investment Sub-Advisors.
Information about the Sub-Advisor and its duties as Sub-Advisor to the Method Funds is contained in the Funds’ Prospectus. The Sub-Advisor assists the Advisor in supervising the Funds’ investments pursuant to an Investment Sub-Advisory Agreement. The Investment Sub-Advisory Agreement is effective for an initial two year period and will be renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the Investment Sub-Advisory Agreement nor interested persons of any such party, or by vote of a majority of the Funds’ outstanding voting securities. The Investment Sub-Advisory Agreement will be terminable without penalty on 60-days’ notice by the Trustees, by the Advisor or Sub-Advisor, or by vote of a majority of the outstanding voting securities of the applicable Fund. The Investment Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Investment Sub-Advisory Agreement, the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Sub-Advisory Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Advisor in the performance of its duties; or a loss resulting from the Sub-Advisor’s reckless disregard of its duties and obligations under the Agreement.
The current sub-advisor for each Fund as of the date of this SAI is Navellier & Associates, Inc. The Funds will be overseen on a daily basis by Messrs. Michael Garaventa and Louis Navellier. The Funds do not pay a direct fee to the Sub-Advisor.
Compensation.  The portfolio managers’ compensation varies with the general success of the Advisor or Sub-Advisor, respectively, as a firm. Mr. Navellier earns a fixed annual salary plus Navellier & Associates, Inc.'s profits. Mr. Michael Garaventa earns a fixed annual salary.  The portfolio managers’ compensation is not directly linked to the Funds’ performance, although positive performance and growth in managed assets are factors that may contribute to the Sub-Advisor’s distributable profits and assets under management.
Ownership of Fund Shares.  The following table shows the amount of each Fund’s equity securities beneficially owned by the portfolio manager as of the date of this SAI and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.
Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Michael Garaventa	Method Smart Beta U.S. Sector Plus Fund Method Smart Beta Explorer Allocation Plus Fund	A A
Louis Navellier	Method Smart Beta U.S. Sector Plus Fund Method Smart Beta Explorer Allocation Plus Fund	A A

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of January 31, 2019.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Michael Garaventa	0	$0	0	$0	2412*	$1,525,534,999*
Louis Navellier	1	$ 87,202,202	0	$0	2412*	$1,525,534,999*
Accounts with Performance-Based Advisory Fee
Michael Garaventa	0	$0	0	$0	344*	$163,478,667*
Louis Navellier	0	$0	0	$0	344*	$163,478,667*
*Accounts are co-managed by Mr. Garaventa and Mr. Navellier.

Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts consist of separately managed private clients (“Other Accounts”).  The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds.  The portfolio manager knows the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Funds, or vice versa.
Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio manager works across different investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.
Administrator.  The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company (“Administrator”), located at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The Administrator performs the following services for the Funds: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Funds expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.
Compensation of the Administrator, which is based upon an administration fee on the average daily net assets of each Fund, is at the following annual rates: 0.100% of the Funds’ first $250 million, 0.080% on the next $250 million, 0.060% on the next $250 million, 0.050% on the next $250 million, 0.040% on the next $1 billion, and 0.035% on all net assets over $2 billion, with a monthly minimum general administration fee of $2,000.  The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services with an additional fee of $500 per month for each additional class of shares plus an asset-based fee of 0.01% of the net assets of each Fund. The Administrator will also receive the following to procure and pay the custodian for the Funds: 0.02% on the first $200 million of each Funds’ net assets and 0.009% on all assets over $200 million plus transaction fees with a minimum annual fee of $5,000.  The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out‑of‑pocket expenses.
Distributor.  The Funds will conduct a continuous offering of their securities. Capital Investment Group, Inc. (“Distributor”), located at 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, acts as the underwriter and Distributor of the Funds’ shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Funds shall from time to time identify to the Distributor as states in which each Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the FINRA.  The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services include the following: (i) maintaining records with respect to submissions to the FINRA, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time. The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Funds’ shares.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Funds.

Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.
Custodian.  UMB Bank, n.a., located at 1010 Grand Blvd, Kansas City, Missouri 64106, serves as custodian for the Funds’ assets (the “Custodian”). The Custodian acts as the depository for the Funds, safe keeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request, and maintains records in connection with its duties as custodian.  For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by the Funds.
Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Cipperman Compliance Services, LLC, located at 500 East Swedesford Road, Suite 104, Wayne, Pennsylvania, 19087. The Trust’s CCO will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.
Independent Registered Public Accounting Firm.  The Trustees have selected the firm of BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, and prepare the Funds’ federal, state, and excise tax returns. The independent registered public accounting firm will audit the financial statements of the Funds at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.
Legal Counsel.  Greenberg Traurig LLP serves as legal counsel to the Trust and the Fund.
Additional Payments to Financial Firms. Each Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Distributor, Advisor or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.
The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of a Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.
Although a Fund may use financial firms that sell its shares to effect portfolio transactions for a Fund, a Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Funds’ Prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Funds’ Prospectus:
Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Fund’s Prospectus, share certificates are normally not issued.
Purchases.  Shares of the Funds are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Funds directly. Selling dealers have the responsibility of transmitting orders promptly to the Funds.  The purchase price of shares of the Funds is based on the NAV next determined after the order is received, subject to the order being accepted by the Funds in good form.  NAV is normally determined at the time regular trading closes on the New York Stock Exchange on days the New York Stock Exchange is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the New York Stock Exchange closes earlier), as described under “Net Asset Value” above.  The NAV per share of the Funds is not calculated on business holidays when the New York Stock Exchange is closed.  An order received prior to the time regular trading closes on the New York Stock Exchange will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the New York Stock Exchange will be executed at the price calculated as of that time on the next business day.
The Funds reserve the right in their sole discretion: (i) to suspend the offering of their shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds and their shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.
Redemptions.  The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed for other than customary weekend and holiday closings, or that trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Funds.  No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds. Please contact the financial firm for details.

Involuntary Redemptions.  In addition to the situations described in the Funds’ Prospectus under “Redeeming Fund Shares,” the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction affected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus from time to time or to close a shareholder’s account if the Funds are unable to verify the shareholder’s identity.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.
Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.
SPECIAL SHAREHOLDER SERVICES
The Funds offer the following special shareholder services:
Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.
Purchases In Kind.  The Funds may accept securities in lieu of payment for the purchase of shares in a Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Funds, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Funds’ Net Asset Value” in the Funds’ Prospectus.
Systematic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) for the shares. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly) in order to make the payments requested.  The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Funds’ Prospectus, or are available by calling the Funds.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed with-in seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Funds’ Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indi-cat-ing the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authori-zed officer(s) and the corporate seal affixed.  Contingent deferred sales charges will not apply to shares redeemed under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in real-ized long-term or short-term capital gains or losses.  The Syste-matic Withdrawal Plan may be terminated at any time by the Funds upon 60-days’ written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-773-3863 or by writing to:

The Method Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC 27803-0365
Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing the NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f‑1 of the 1940 Act, wherein each Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.
Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signatures of the registered owners exactly as the signatures appear on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Funds’ Prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.
Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Funds may allow investments in the Funds with a reduced minimum initial investment from its Trustees, officers, and employees, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.
Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the FINRA. None of the aforementioned compensation is paid directly by the Funds or their shareholders, although the Distributor may use a portion of the payment it receives under the 12b-1 Plan to pay these expenses.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest.  Under the Funds’ policy, the Funds generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Funds may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.
The Funds may make portfolio holdings information available to the public, including the complete portfolio holdings from the previous business day.  Each Fund will generally make this information available to the public on the web pages noted in the following chart:

Method Smart Beta U.S. Sector Plus Fund	http://www.ncfunds.com/fundpages/935.htm
Method Smart Beta Explorer Allocation Plus Fund	http://www.ncfunds.com/fundpages/936.htm

This information is also generally available on a quarterly basis within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-800-773-3863.  The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Funds’ Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.
To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-Q, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.
Consistent with policies approved by the Board, the officers of the Funds will share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes. Recipients of non-public portfolio holdings information have a duty not to trade on that confidential information.  The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.
The Advisor and Sub-Advisor, as well as the Custodian, fund accountant and Administrator, and CCO, have full daily access to the Funds’ portfolio holdings. These service providers are subject to obligations requiring them to keep non-public portfolio holdings information confidential.  In some, but not all, cases these confidentiality obligations are established by written agreements. The Board has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information. In addition, the Advisor has a code of ethics that prohibits covered persons from disclosing or trading based on non-public portfolio holdings information.
The Funds’ Distributor, Transfer Agent, independent public accountants, and legal counsel have access to the Funds’ portfolio holdings on an ad hoc, as needed basis. The Distributor and Transfer Agent are subject to written agreements that establish confidentiality obligations with respect to the Funds’ portfolio holdings. The independent public accountants and legal counsel are subject to professional obligations that require them to keep non-public portfolio holdings information confidential. The Board has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Funds from unauthorized disclosure of non-public portfolio holdings information.
Allegra Design Marketing Print Mail, PrintGrafix (a division of Sunbelt Graphics Systems, Inc.), PrinterLink Communications Group, Inc., Riverside Printing, Inc., and V.G. Reed & Sons are financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. These service providers are subject to written agreements that establish confidentiality obligations with respect to the Funds’ portfolio holdings.
The Funds and their service providers may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.
The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Advisor may establish ongoing arrangements with other third parties if the Advisor determines that the Funds have a legitimate business purpose for doing so, determines that the disclosure is in the shareholders' best interest, and the recipient is subject to a duty of confidentiality. These parties could include, by way of example, financial data processing companies that provide automated data scanning and monitoring services for the Funds, research companies that allow the Advisor to perform attribution analysis for the Funds, and the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Funds. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.
The Funds’ policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. Oversight includes: (i) review and approval of the policy on disclosure of portfolio holdings as necessary, including review of the parties receiving non-public portfolio holdings information; (ii) periodic assessment of compliance in connection with a report from the Trust’s CCO, (iii) receipt of reports on any conflicts of interest where disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Funds’ investment advisor, any principal underwriter for the Trust or an affiliated person of the Trust, and (iv) receipt of reports on any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds and Advisor are obligated to report issues that arise under the policy on disclosure of portfolio holdings to the CCO.  Material compliance matters must be reported to the Board.

NET ASSET VALUE
The NAV and NAV per share of the Funds normally is determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except when the New York Stock Exchange closes earlier.  The Funds’ NAV is not calculated on business holidays when the New York Stock Exchange is closed.  The New York Stock Exchange generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the NAV of the Funds will not be calculated.
The NAV of the Funds is calculated separately by adding the value of a Fund’s securities and other assets belonging to that Fund and attributable to a class of shares, subtracting the liabilities charged to the Fund and to the class of shares, and dividing the result by the number of outstanding shares of such class of shares. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund.  Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of shares will be allocated to each class on the basis of the NAV of that class in relation to the NAV of the Fund.  Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds, are conclusive.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Funds are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
ADDITIONAL TAX INFORMATION
The following summarizes certain additional tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund, its shareholders, or any special category of shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Code, and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities, currencies and net income derived from an interest in a qualified publicly traded partnership.  Any income derived by a series from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the series’ business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.
An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by a Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.
Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.
Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.
If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares.  All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.
Certain individuals, estates, and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.
Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including each Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.
To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.
A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for a Fund’s shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
The Funds must report cost basis information to the Internal Revenue Service on Form 1099-B for any sale of shares purchased in non-retirement accounts.  Registered investment companies must select a default cost basis calculation method and apply that method to reportable sales of shares unless an alternate Internal Revenue Service approved method is specifically elected in writing by the shareholder.  Average cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method.  If a shareholder determines that an Internal Revenue Service approved cost basis calculation method other than the Funds’ default method of average cost is more appropriate, the shareholder must contact the Funds at the time of or in advance of a reportable sale of shares that are to be subject to such alternate election. Internal Revenue Service regulations do not permit the change of a cost basis election on previously executed trades.  Cost basis information will not be reported to the IRS or shareholder upon the sale of any shares not covered by these cost basis reporting requirements.
The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so or that they are “exempt recipients.”  Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
Depending upon the extent of each Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.
The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.
FINANCIAL STATEMENTS
Audited financial statements, including the financial highlights appearing in the Annual Report to shareholders, will be available after the Fund has completed a fiscal year of operations and shall be incorporated by reference and made a part of this document. You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling the Fund at 1-800-773-3863.

APPENDIX A – DESCRIPTION OF RATINGS
The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.
A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
S&P Global Ratings.  The following summarizes the highest four ratings used by S&P Global Ratings, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment‑Grade Debt Securities by the Advisor:
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment‑Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
Commercial paper rated A‑1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A‑1+.  Capacity for timely payment on commercial paper rated A‑2 is satisfactory, but the relative degree of safety is not as high as for issues designated A‑1.
The rating SP‑1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP‑2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.
Moody’s Investor Service, Inc.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”), for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Debt Securities by the Advisor:
Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.
US Municipal Short-Term Debt And Demand Obligation Ratings.
Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.
MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):
Long-Term Ratings.
AAA – Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality.  ‘AA’ ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Long-term securities rated below BBB by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.
Short-Term Ratings.
F1 – Highest short-term credit quality.  The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 – Good short-term credit quality.  The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.
F3 – Fair short-term credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.
(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES
The following proxy voting policies are provided:
(1)	The Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisors’ specific proxy voting guidelines.
(2)	The Sub-Advisor’s Proxy Voting and Disclosure Policy.

CoreCap Advisors, Inc.
Proxy Voting Policy

Policy
CoreCap Advisors, Inc. (“CCA”) generally has no authority to vote proxies on behalf of advisory clients. The firm may offer assistance or advice as to proxy matters whenever a client requests such assistance, but the client always retains the proxy voting responsibility. CCA’s policy of having no proxy voting responsibility is disclosed to clients.

Although CCA does not generally take authority to vote proxies, it is required to do so for registered funds. However, CCA routinely delegates this authority to such funds’ sub-advisers and does not vote the proxies itself.

Responsibility and Procedures

Each portfolio manager is required to notify the CCO if he or she has been requested by a client to assist or advise on the voting of proxies. The assistance or advice will be screened by the CCO, and the CEO if necessary, before being communicated to the client.

Navellier & Associates, Inc.
Proxy Voting Policy

Navellier, as a matter of policy and as a fiduciary to our clients who request that the firm vote on corporate matters on their behalf, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Class Actions and Other Litigation Matters
As a matter of policy, we disclaim any responsibility or obligation to:
•	Monitor for the initiation of any class action or other litigation involving any past or current holdings of client accounts;
•	Advise about “Proofs of Claims” or settlement elections; or
•	Prepare, file, or otherwise process “Proofs of Claims” or settlement elections, other than to confirm, upon a client’s request, past account holdings of specific securities.

Should a client notify us of a litigation matter and provide adequate advance notice, we will forward the requisite information in our possession. It will be the client’s responsibility to make whatever filings or elections necessary or wished. These services are not provided to third parties, which may include account custodians, claim administrators, actual or prospective “lead plaintiffs.”
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility
The Lead Programmer has the responsibility for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures, and recordkeeping, including outlining our voting guidelines in our procedures.
Voting Procedures
All employees will forward any proxy materials received on behalf of clients to the Lead Programmer.
Without limiting its obligations to its clients regarding proxy voting, Navellier will generally engage a third party proxy voting service. The President shall be responsible for the selection of the third party proxy voting service. The President and the Portfolio Managers shall be responsible for reviewing and approving the proxy voting guidelines provided by the third party proxy voting service.
The Lead Programmer will determine which client accounts hold the security to which the proxy relates.
Disclosure
Navellier will provide conspicuously displayed information in its Disclosure Document summarizing its proxy voting policy and procedures, including a statement that clients may request information regarding how Navellier voted a client’s proxies and that clients may request a copy of these policies and procedures.

The President will also send a copy of this summary to all existing clients who have previously received Navellier’s Disclosure Document, or the President may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.
Navellier & Associates, Inc. shall maintain a link to its proxy voting policy and procedures on its website.
Client Requests for Information
All client requests for information regarding proxy votes or policies and procedures received by any employee should be forwarded to the Lead Programmer.
In response to any request, the Lead Programmer will prepare a written response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how Navellier voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
In the absence of specific voting guidelines from the client, Navellier will vote proxies in the best interests of each particular client. Navellier’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Navellier’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
Navellier will generally vote in favor of routine corporate housekeeping proposals, such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
Navellier will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
In reviewing proposals, Navellier will further consider the opinion of management and the effect on management and the effect on shareholder value and the issuer’s business practices.
Conflicts of Interest
Navellier will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Navellier with the issuer of each security to determine if Navellier or any of its employees has any financial, business, or personal relationship with the issuer.
If a material conflict of interest exists, the Lead Programmer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
Navellier will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping
The Lead Programmer shall retain the following proxy records in accordance with the firm’s six-year retention requirement.
1.	These policies and procedures and any amendments;
2.	Each proxy statement that Navellier receives;
3.	A record of each vote that Navellier casts;
4.	Any document Navellier created that was material to making a decision how to vote proxies or that memorializes that decision;
5.	A copy of each written request from a client for information on how Navellier voted such client’s proxies and a copy of any written response;
6.	Without limiting its obligations to its clients regarding proxy voting, Navellier may use a third party proxy voting service for certain recordkeeping requirements.

41